STATEMENTS OF CONSOLIDATED EQUITY (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Other postretirement benefits liability adjustment, tax	$ 254	$ (36)	$ 150
Dividends (in dollars per share)		$ 0.03	$ 0.12
Common stock, authorized shares (in shares)	640,000,000	640,000,000	320,000,000
Preferred stock, authorized shares (in shares)	3,000,000	3,000,000	3,000,000
Preferred stock, shares issued (in shares)	0	0	0
Preferred shares, shares outstanding (in shares)	0	0	0
Interest Rate
Net change in cash flow hedges:			$ 210